EXHIBIT 31.2
CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Matthew Galvanoni, certify that:
1.I have reviewed this annual report on Form 10-K/A for the year ended December 26, 2021, of Pilgrim's Pride Corporation; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 15, 2022	/s/ Matthew Galvanoni
Matthew Galvanoni
Principal Financial Officer